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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 30, 2006

         Revolving Home Equity Loan Asset Backed Notes, Series 2006-C
         -------------------------------------------------------------
                        (Exact name of issuing entity)

                                  CWHEQ, INC.
                                  -----------
             (Exact name of depositor as specified in its charter)

           Delaware                      333-126790-15            87-0698310
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  (State or Other Jurisdiction           (Commission           (I.R.S. Employer
       of Incorporation)                 File Number)        Identification No.)


                     4500 Park Granada
                   Calabasas, California                           91302
                  ------------------------                       ----------
                   (Address of Principal                         (Zip Code)
                     Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8.

Item 8.01. Other Events.

      On March 30, 2006, United Guaranty Residential Insurance Company of North Carolina issued a second mortgage bulk insurance policy (the "Loan Insurance Policy"). The Loan Insurance Policy is annexed hereto as Exhibit 99.1.

      On March 30, 2006, Countrywide Home Loans, Inc. ("CHL") entered into a Cap Contract Administration Agreement (the "Cap Contract Administration Agreement"), dated as of March 30, 2006, by and among CHL and JPMorgan Chase Bank, N.A. ("JPMorgan"), as Cap Contract Administrator (in such capacity, the "Cap Contract Administrator") and as Trustee, under the Indenture. The Cap Contract Administration Agreement is annexed hereto as Exhibit 99.2.

      On March 30, 2006, CHL entered into an Assignment Agreement (the "Cap Contract Assignment Agreement"), dated as of March 30, 2006, by and among, CHL, JPMorgan, as Cap Contract Administrator for CWHEQ Home Equity Loan Trust, Series 2006-C and Barclays Bank PLC, as counterparty (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Cap Contract (as defined below) to the Cap Contract Administrator. The Cap Contract Assignment Agreement is annexed hereto as Exhibit 99.3.

      On March 30, 2006, CHL entered into an interest rate Cap Contract (the "Cap Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Confirmation"). The Confirmation is annexed hereto as Exhibit I to the Cap Assignment Agreement.

      On February 16, 2006, CWHEQ, Inc. (the "Company") entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 16, 2006, by and among CWHEQ, Inc., CHL, CWALT, Inc., CWMBS, Inc. and Barclays Bank PLC, as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit II to the Cap Contract Assignment Agreement.







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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-C (the
"Prospectus").


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Section 9.

Item 9.01. Financial Statements, Pro Forma Financial

      Information And Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.1  The Loan Insurance Policy.

99.2  Cap Contract Administration Agreement.

99.3  Cap Contract Assignment Agreement.

      I.    Confirmation.

      II.   Item 1115 Agreement.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWHEQ, INC.






                                              By: /s/ Darren Bigby
                                                  -----------------------------
                                                  Name:  Darren Bigby
                                                  Title:  Vice President


Dated: August 1, 2006


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                                EXHIBIT INDEX

Exhibit           Description

99.1              The Loan Insurance Policy.

99.2              Cap Contract Administration Agreement

99.3              Cap Contract Assignment Agreement

                  I.    Confirmation

                  II.   Item 1115 Agreement


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